Exhibit 99.1

First Watch Restaurant Group, Inc. Announces Appointment of
Ashlee Weisser to Chief Financial Officer

BRADENTON, Fla., — June 8, 2026 (GLOBE NEWSWIRE) — First Watch Restaurant Group, Inc. (Nasdaq: FWRG) (“First Watch” or the “Company”), the leading Daytime Dining concept serving breakfast, brunch and lunch, today announced the appointment of Ashlee Weisser to Chief Financial Officer effective June 8, 2026. She succeeds Mel Hope, who announced his planned retirement earlier this year and will continue to serve in an Advisor role to support a seamless leadership transition.

Weisser joined First Watch in 2023 as Senior Vice President, Financial Planning and Analysis, with over 15 years of experience guiding financial strategy and success at several national restaurant concepts, including most recently as CFO at Maple Street Biscuit Company during its aggressive growth stage following its acquisition by Cracker Barrel. Earlier in her career, she held several finance roles of increasing responsibility at Bloomin’ Brands, Red Robin and Darden.

“Throughout her time at First Watch, Ashlee has consistently demonstrated strong financial discipline, strategic insight and a results-driven mindset,” said Chris Tomasso, CEO and President of First Watch. “She has strengthened our financial foundation, advanced key growth initiatives and built a high-performing team to support our continued growth and evolution. This promotion reflects both her track record and her leadership, and we’re confident she will continue to play a critical role in driving our long-term success and shareholder value.”

As previously announced, Hope plans to retire following a distinguished career with the Company. “We are grateful for Mel’s leadership and many contributions over the years including his significant role in our successful initial public offering, and we look forward to continuing to benefit from his experience and counsel as an Advisor in the months ahead,” said Tomasso.

About First Watch

First Watch is the leading Daytime Dining concept serving made-to-order breakfast, brunch and lunch using the freshest ingredients available. Guided by its “Follow the Sun” culinary philosophy, First Watch's chef-driven menu rotates multiple times per year to feature the highest-quality flavors at their peak, offering elevated executions of classic favorites, fresh juices like the Kale Tonic, and fan favorites such as the Lemon Ricotta Pancakes, Quinoa Power Bowl and signature Million Dollar Bacon. For every kid’s meal served, First Watch proudly donates a portion to organizations and causes making a positive impact in our communities – raising approximately $2.0 million to date. A recipient of hundreds of local “Best Breakfast” and “Best Brunch” awards, First Watch was voted 2025’s #1 Best Breakfast by Newsweek’s Readers’ Choice Awards and was also named 2025 and 2024’s #1 Most Loved Workplace® in America by the Best Practice Institute (as seen in The Wall Street Journal), after appearing on the list in 2022 and 2023 as well. With a commitment to quality, hospitality and community, First Watch is redefining Daytime Dining across more than 640 restaurants in 32 states. For more information, visit www.firstwatch.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to any historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “outlook,” “potential,” “project,” “projection,” “plan,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions. Examples of forward-looking statements include, but are not limited to, statements we make regarding our future long-term success and shareholder value and our leadership transition. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include:

•our vulnerability to changes in consumer preferences and economic conditions such as inflation and recession;
•our inability to successfully open new restaurants or establish new markets;
•our inability to effectively manage our growth;
•potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants in existing markets;
•a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located;
•lower than expected same-restaurant sales growth;
•unsuccessful marketing programs and limited time new offerings;
•changes in the cost of food;
•unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants;
•our inability to compete effectively for customers;
•our vulnerability to food safety and food-borne illness concerns;
•unsuccessful financial performance of our franchisees;
•our limited control over our franchisees’ operations;
•our inability to maintain good relationships with our franchisees and conflicts of interest with our franchisees;
•the geographic concentration of our system-wide restaurant base in the southeast portion of the United States;
•damage to our reputation and negative publicity;
•our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media and artificial intelligence;
•our limited number of suppliers and distributors for several of our frequently used ingredients and shortages or disruptions in the supply or delivery of such ingredients;
•information technology system failures or breaches of our network security;
•our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection;
•our potential liability with our gift cards under the property laws of some states;
•our failure to enforce and maintain our trademarks and protect our other intellectual property;
•litigation with respect to intellectual property assets;
•our dependence on our executive officers and certain other key employees;
•our inability to identify, hire, train and retain qualified individuals for our workforce;
•our failure to obtain or to properly verify the employment eligibility of our employees;
•our failure to maintain our corporate culture as we grow;

•unionization activities among our employees;
•employment and labor law proceedings;
•labor shortages or increased labor costs or health care costs;
•risks associated with leasing property subject to long-term and non-cancelable leases;
•risks related to our sale of alcoholic beverages;
•costly and complex compliance with federal, state and local laws, including trade and tax policies;
•changes in accounting principles applicable to us;
•our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism;
•our inability to secure additional capital to support business growth;
•our level of indebtedness;
•failure to comply with covenants under our credit facility; and
•uncertainty regarding the Russia and Ukraine war, war and unrest in the Middle East and the related impact on macroeconomic conditions, including inflation, as a result of such conflicts or other related events.
See Part I. Item 1A. “Risk Factors” in our Annual Report on Form 10-K as of and for the year ended December 28, 2025 (“2025 Form 10-K”) for a further description of these and other factors. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this press release and in our filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this press release speaks only as of the date hereof and is expressly qualified in its entirety by these cautionary statements. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Investor Relations Contact
Steven L. Marotta
941-500-1918
investors@firstwatch.com

Media Relations Contact
Jenni Glester
407-864-5823
jglester@firstwatch.com